Supplement Dated November 4, 2026
To the Prospectuses, and Updating Summary Prospectuses and SAIs dated May 1, 2026, for:
Principal ® Freedom Variable Annuity

Issued by Principal Life Insurance Company through its Principal Life Insurance Company Separate Account B.

This supplement updates information contained in the Prospectuses, Updating Summary Prospectuses, and SAIs referenced above.
The following changes are made to the names of an underlying mutual fund available under your Contract:
Effective May 1, 2027, the name of the following underlying mutual fund will change as follows:

-The name of the Templeton Growth VIP Fund will change to the Templeton Global Equity VIP Fund.

*** Please retain this supplement for future reference.

Classification: Company Confidential